SUPPLEMENT DATED OCTOBER 18, 2010

To the Allianz VisionSM New York variable annuity prospectus dated September 20, 2010

ISSUED BY

Allianz Life Insurance Company of New York and Allianz Life of NY Variable Account C

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

1.	Effective October 15, 2010, the Acquired Fund listed below merged into the Acquiring Fund:

Acquired Fund	Acquiring Fund
AZL Allianz AGIC Growth Fund (formerly, AZL OCC Growth Fund)	AZL BlackRock Capital Appreciation Fund

At the Special Meeting of Shareholders held on October 13, 2010, shareholders of the Acquired Fund approved an Agreement and Plan of Reorganization (the “Plan”) between the Acquired Fund and the Acquiring Fund. Both the Acquired Fund and the Acquiring Fund are series of the Allianz Variable Insurance Products Trust.

Under the Plan, effective October 15, 2010, a “Reorganization” was completed whereby the Acquiring Fund acquired all of the assets and assumed all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund. Shares of the Acquiring Fund have been distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund and the assumption of the Acquired Fund’s liabilities.

As a result of the Reorganization, all information and references to the Acquired Fund are hereby deleted from the prospectus.

2. The Investment Option listed below is available under your Contract effective October 18, 2010:

Investment Option	Subadviser
PIMCO EqS Pathfinder Portfolio	Pacific Investment Management Company LLC

The following is added to the Investment Options table in the prospectus:

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
PIMCO
Managed by Pacific Investment Management Company LLC	PIMCO EqS Pathfinder Portfolio	International Equity	Capital appreciation
Normally invests in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value and cash flow and earnings estimates. Invests in securities and instruments that are economically tied to at least three countries (one of which may be the United States).

The following is added to the table in Appendix A – Annual Operating Expenses for Each Investment Option:

Investment Option	Management fees	Rule 12b-1 fees	Service fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
PIMCO
PIMCO EqS Pathfinder Portfolio – Advisor Class(*)	1.10	–	.25	.54	–	1.89

(*)	“Other Expenses” reflect estimated expenses for the fund’s first fiscal year.

For Contracts with the Lifetime Plus, Target Date, or Investment Protector Benefits, the PIMCO EqS Pathfinder Portfolio is subject to the allocation restrictions of Group B.

Please see the PIMCO EqS Pathfinder Portfolio prospectus for additional information regarding the fund.

PRO-003-0910